Summary prospectus supplement	February 1, 2012

Putnam Global Sector Fund Summary Prospectus dated February 28, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Jacquelyne Cavanaugh, Kelsey Chen, Timothy Codrington, Steven Curbow, Vivek Gandhi, George Gianarikas, David Morgan, John Morgan, Ferat Ongoren, Nathaniel Salter, Walter Scully, and Christopher Stevo.

Mr. Cooper joined the portfolio team in July 2011 and is Director of Global Equity Research.

Ms. Cavanaugh joined the portfolio team in February 2012 and is an Analyst.

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